UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 15, 2011
 Date of Report (Date of earliest event reported)

(Exact name of registrant as specified in its charter)

Delaware	000-21783	77-0142404
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

810 West Maude Avenue
Sunnyvale, CA    94085
(Address of principal executive offices including zip code)

(408) 727-1885
(Registrant's telephone number, including area code)

       Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets

On September 15, 2011, 8x8, Inc. completed the acquisition of Contactual, Inc., a provider of cloud-based call center and customer interaction management solutions. The terms of the acquisition have been reported previously in the Current Report on Form 8-K filed by 8x8 with the Securities and Exchange Commission on September 14, 2011. Pursuant to the Agreement and Plan of Merger Reorganization dated September 11, 2011, or Merger Agreement, by and among 8x8, its wholly-owned subsidiary Cabernet Merger Corporation, or Merger Sub, Contactual and a representative of Contactual's stockholders, Merger Sub was merged with and into Contactual effective September 15, 2011. As a result, Contactual is now a wholly-owned subsidiary of 8x8.

8x8 issued a total of 6,484,900 shares of unregistered 8x8 common stock as acquisition consideration at the closing of the merger. This figure reflects a 215,100 share reduction related to 8x8's agreement to pay statutory tax withholding on behalf of five former Contactual executives under the Merger Agreement. Approximately 1,005,000 of the shares of 8x8 common stock issued as acquisition consideration are being held in escrow as security for the indemnification obligations of the Contactual stockholders under the Merger Agreement.

The shares of 8x8 common stock issued as acquisition consideration were issued pursuant to an exemption from the registration requirements under Section 5 of the Securities Act of 1933 provided by Section 4(2) thereof and Rule 506 under Regulation D.

Item 3.02.    Unregistered Sales of Equity Securities

See Item 2.01 of this Current Report on Form 8-K, which is incorporated by reference in response to this item.

Item 8.01.    Other Events

On September 16, 2011, 8x8 issued a press release relating to the completion of the acquisition of Contactual. The full text of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference in response to this Item 8.01.

Item 9.01.    Financial Statements and Exhibits

(a)    Financial Statements of Business Acquired.

Financial statements of Contactual have not been included herein but will be included in an amendment to this Current Report on Form 8-K to be filed no later than December 1, 2011.

(b)    Pro Forma Financial Information.

Pro forma financial information has not been included herein but will be included in an amendment to this Current Report on Form 8-K to be filed no later than December 1, 2011.

(d)    Exhibits.

Exhibit	Description
99.1	Press release dated September 16, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2011

8X8, INC.

By: /s/ Daniel Weirich

Daniel Weirich
Chief Financial Officer and Secretary

INDEX TO EXHIBITS

Exhibit	Description
99.1 *	Press release dated September 16, 2011

*    Also provided in PDF format as a courtesy.